SUPPLEMENT DATED NOVEMBER 28, 2022 TO THE CURRENT
SUMMARY PROSPECTUSES AND STATUTORY PROSPECTUSES FOR:
Invesco American Franchise Fund
Invesco V.I. American Franchise Fund
(each a “Fund” and collectively the “Funds”)
This supplement amends the Summary Prospectuses and Statutory Prospectuses of the above referenced Funds and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectuses and Statutory Prospectuses and retain it for future reference.
The following information replaces in its entirety the table appearing under the heading “Management of the Fund” in the prospectuses:
Portfolio Managers	Title	Length of Service on the Fund
Ronald J. Zibelli, Jr., CFA	Portfolio Manager (lead)	2022

Ido Cohen	Portfolio Manager	2010

Erik Voss, CFA	Portfolio Manager	2010

Effective on or about June 30, 2023, Mr. Voss will no longer serve as a Portfolio Manager of the Fund.
The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectuses:
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
▪
Ronald J. Zibelli, Jr., CFA (lead manager), Portfolio Manager, who has been responsible for the Fund since 2022 and has been associated with Invesco and/or its affiliates since 2019. From 2006 to 2019, Mr. Zibelli was associated with OppenheimerFunds, a global asset management firm.
▪
Ido Cohen, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010.
▪
Erik Voss, CFA, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010.
Effective on or about June 30, 2023, Mr. Voss will no longer serve as a Portfolio Manager of the Fund.
A lead or co-lead manager generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead or co-lead manager may perform these functions, and the nature of these functions, may change from time to time.
More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
ACST-AVIF-SUMSTAT-SUP 112822